PREPARED: By NATALIE M. BURNS, P.L.
800 VILLAGE SQUARE CROSSING
SUITE 337
PALM BEACH GARDENS, FL 33410

SECURITY AGREEMENT

This Agreement is made the 3rd day of June, 2011, under the laws of the State of Florida between PEARL WHITE PROFESSIONAL TEETH WHITENING LLC, a Florida Limited Liability Company, herein referred to as "Secured Party", and PEARLBRITE CONCEPTS, INC., a Florida Corporation, herein referred to as "Debtor."

WITNESSETH:

To secure the payment of indebtedness, a copy of which is attached hereto as **Exhibit "B"** and made a part hereof by reference, and also to secure any other indebtedness or liability of the Debtor to the Secured Party direct or indirect, absolute or contingent, due or to become due, now existing or hereafter arising, including all future advances or loans which may be made at the option of the Secured Party (all hereinafter called the "Obligations"), Debtor hereby grants and conveys to the Secured Party a security interest in, and mortgages to the Secured Party,

(a) All assets of Debtor including, but not limited to those described in the schedule attached hereto as **Exhibit "A"** and made a part hereof by reference (hereinafter called the "Collateral"), which Collateral the Debtor represents will be used primarily in business or otherwise;
(b) All property, goods and chattels of the same classes as those scheduled, acquired by the Debtor subsequent to the execution of this Agreement and prior to its termination;
(c) All proceeds thereof, if any;
(d) All increases, substitutions, replacements, additions and accessions thereto.

Debtor warrants, covenants and agrees as follows:

To pay and perform all of the Obligations secured by this Agreement according to their terms.

To defend the title to the Collateral against all persons and against all claims and demands, whatsoever, which collateral, except for the security interest granted hereby, is lawfully owned by the Debtor and is now free and clear of any and all liens, security interests, claims, charges, encumbrances, taxes and assessments except as may be set forth in the schedule.

On demand of the Secured Party, to do the following: furnish further assurance of title, execute any written agreement or do any other acts necessary to effectuate the purposes and provisions of this Agreement, execute any instrument or statement required by law or otherwise in order to perfect, continue or terminate the security interest of the Secured Party in the Collateral and pay all costs of filing in connection therewith.

To retain possession of the Collateral during the existence of this Agreement and not to sell, exchange, assign, loan, deliver, lease, mortgage or otherwise dispose of same (other than the inventory sold in the ordinary course of business) without satisfying the Obligations in full. The transfer of a majority of the issued and outstanding capital stock of any corporate Debtor or of a majority of the total interest in any partnership Debtor, however accomplished, shall be deemed an assignment of this Collateral.

To keep the Collateral at the location specified in the schedule and not to remove same (except in the usual course of business for temporary periods) without the prior written consent of the Secured Party.

To pay, when due, all taxes, assessments, license fees and liabilities relating to the Collateral.

To keep the Collateral, at Debtor's own cost and expense, in good repair, condition and appearance, and available for inspection by the Secured Party at all reasonable times.

To comply with all of the terms and provisions of Debtor's lease for its business location before a default shall occur thereunder.

To comply with all of the terms and provisions on Debtor's part to be performed under the Asset Purchase and Sale Receipt (and all documents executed in connection therewith), between Debtor (or his assignor) and Secured Party.

To provide Secured Party access to all maintenance records of the Collateral from time to time, upon reasonable notice, at the business office of Debtor.

To keep the Collateral fully insured against loss by collision, fire, theft, property damage, torts and other casualties and liabilities for the full replacement value thereof. Debtor shall give immediate written notice to the Secured Party and to insurers of loss or damage to the Collateral and shall promptly file proofs of loss with insurers. Secured Party upon notice to Debtor shall have the right to receive certificates of insurance for the Collateral and such certificates shall state that the policies or policy will not be canceled or altered without at least thirty (30) days prior written notice to Secured Party.

The parties further agree:

Waiver of or acquiescence in any default of Debtor by the Secured Party, or failure of the Secured Party to insist upon strict performance by the Debtor of any warranties or agreements in this security agreement, shall not constitute a waiver of any subsequent or other default or failure.

Notices to either party shall be in writing and shall be delivered personally or by mail properly addressed to the party.

The Uniform Commercial Code shall govern the rights, duties and remedies of the parties, and any provisions herein declared invalid under any law shall not invalidate any other provision or this Agreement.

The following shall constitute a default by Debtor:

Failure to pay any installment of principal and/or interest on the indebtedness or any notes owed to Secured Party when due. Failure by Debtor to comply with or perform any provision of this Agreement. Failure of Debtor to possess valid state and local licenses and permits necessary for its business operations. False or misleading representations or warranties made or given by Debtor in connection with this Agreement. Subjection of the Collateral to levy of execution or other judicial process. Commencement of any insolvency proceeding by or against the Debtor. Dissolution of the Debtor if Debtor is an entity. Any reduction in the value of the Collateral or any act of the Debtor which imperils the prospect of full performance or satisfaction of the Debtor's Obligations herein.

Upon any default of the Debtor hereunder and failure to cure such default within FIFTEEN (15) calendar days from the existence thereof, the Obligations secured by this Agreement shall immediately become due and payable in full without notice or demand at the option of Secured Party, and the Secured Party shall have all rights, remedies and privileges with respect to repossession, retention and sale of the Collateral and disposition of the proceeds as are accorded by the applicable sections of the Uniform Commercial Code respecting "default." Notwithstanding the above, the failure of Debtor to maintain full insurance coverage on the Collateral at all times shall be deemed a material default giving Secured Party the above-mentioned rights contained herein.

Upon any default and upon demand, Debtor shall assemble the Collateral and make it available to the Secured Party at the place and at the time designated in the demand.

Upon any default, the Secured Party's reasonable attorneys' fees and the legal and other expenses for pursuing, searching for, receiving, taking, keeping, storing, advertising, and selling the collateral shall be chargeable to the Debtor. The attorneys fees are paid first from any sale.

The Debtor shall remain liable for any deficiency resulting from a sale of the Collateral and shall pay any such deficiency forthwith on demand.

If the Debtor shall default in the performance of any of the provisions of this Agreement on the Debtor's part to be performed, Secured Party may perform same for the Debtor's account and any monies expended in so doing shall be chargeable with interest at the highest legal rate to the Debtor and added to the indebtedness secured hereby.

The Secured Party is hereby authorized to file UCC-1 Financing Statements with respect to this Agreement.

The terms, warranties and agreements herein contained shall bind and inure to the benefit of the respective parties hereto, and their respective legal representatives, successors and assigns.

The gender and number used in this Agreement are used as a reference term only and shall apply with the same effect whether the parties are of the masculine or feminine gender, corporate or other form, and the singular shall likewise include the plural.

This Agreement may not be changed orally.

In witness whereof, the parties have respectively signed and sealed these presents the day and year first above written.

WITNESSES:

SECURED PARTY:

PEARL WHITE PROFESSIONAL TEETH WHITENING LLC,

JONATHON ENDE, MGR

STATE OF FLORIDA

COUNTY BROWARD

I hereby Certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgements, personally appeared, JONATHON ENDE, as MGR of PEARL WHITE PROFESSIONAL TEETH WHITENING LLC, known to me to be the persons described in and who executed the foregoing instrument, who acknowledged before me that they

executed the same, that I relied upon FL Drivers License as identification of the above-named persons and that an oath was taken.

Witness my hand and official seal in the County and State last aforesaid this 3rd day of June, 2011.

[Notary Rubber Stamp Seal]

NATALIE M. BURNS
MY COMMISSION # EE 060056
EXPIRES: March 26, 2015
Bonded Thru Budget Notary Services

Notary Signature: ______________________

Printed Notary Signature: Natalie M. Burns

WITNESSES:

____

Vikki Waagenflat

DEBTOR:

PEARLBRITE CONCEPTS, INC.,

By: ______________________
LEONARD TUCKER, PRESIDENT

STATE OF FLORIDA

COUNTY OF BROWARD

I hereby Certify that on this day, before me, an officer duly authorized to administer oaths and take acknowledgements, personally appeared, LEONARD TUCKER as PRESIDENT of PEARLBRITE CONCEPTS, INC., known to me to be the persons described in and who executed the foregoing instrument, who acknowledged before me that they executed the same, that I relied upon FL Drivers License as identification of the above-named persons and that an oath was taken.

Witness my hand and official seal in the County and State last aforesaid this 3rd day of June, 2011.

[Notary Rubber Stamp Seal]

Notary Signature: ______________________

NATALIE M. BURNS
MY COMMISSION # EE 060056
EXPIRES: March 26, 2015
Bonded Thru Budget Notary Services

Printed Notary Signature: Natalie M. Burns

EXHIBIT "A"

All tangible and intangible property of Debtor, wherever located, including, without limitation all: now existing and hereafter arising, accounts, accounts receivable, instruments, documents, contract rights, chattel paper, general intangibles and all returned and repossessed merchandise, and all of Debtor's tangible personal property presently owned or hereafter acquired and used by Debtor at all of its business operations, including equipment, machinery, furnishings, fixtures, and all additions, modifications, accessories, replacements and substitutions of all of the foregoing, and all of Debtor's presently owned or hereafter acquired inventory, including, but not limited to inventories in transit, supplies, and all of Debtor's books, software, records and files pertaining to the foregoing, all as security for present and future loans and advances.